UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 2, 2011
Date of Report (Date of earliest event reported)

FORTRESS INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7226 Lee DeForest Drive, Suite 209
Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

(410) 423-7438
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 2, 2011, Fortress International Group, Inc. (the “Company”) held the annual meeting of its stockholders.  Three proposals were submitted to the stockholders of the Company for their approval, which proposals are described in detail the Company’s proxy statement for the 2011 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 29, 2011 (the “Proxy Statement”).  The final results of voting for each matter submitted to a vote of the stockholders at the meeting were as follows:

1.           The stockholders of the Company elected two Class III directors to serve three-year terms expiring in 2014.  Each of the nominees received the affirmative vote of a plurality of the shares of the Company’s common stock cast by stockholders present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

Name	For	Withheld	Broker Non-Votes
John Morton, III	7,566,704	154,562	4,650,567
Thomas P. Rosato	7,612,964	108,302	4,650,567

2.           The stockholders of the Company voted to approve an amendment to the Company’s Certificate of Incorporation to reduce the number of shares of authorized stock from 101,000,000 shares, divided into 100,000,000 shares of common stock and 1,000,000 shares of preferred stock, to 50,000,000 shares of stock, divided into 49,000,000 shares of common stock and 1,000,000 shares of preferred stock.  The proposed amendment received the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock.  The final results of voting regarding this proposal were as follows:

For	Against	Withheld	Broker Non-Votes
7,671,714	27,120	22,432	4,650,567

On June 3, 2011, the Company filed the amendment with the Secretary of State of the State of Delaware.

3.           The stockholders of the Company voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The ratification received the affirmative vote of a plurality of the shares of the Company’s common stock cast by stockholders present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

For	Against	Withheld	Broker Non-Votes
12,324,354	25,000	22,479	N/A

Item 9.01.                  Financial Statements and Exhibits

Exhibit 3.1     Certificate of Amendment to Second Amended and Restated Certificate of Incorporation (filed as Appendix A to the Proxy Statement and incorporated herein by reference).

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INTERNATIONAL GROUP, INC.

By:
Timothy C. Dec
Chief Financial Officer

Date: June 7, 2010